UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024 (April 19, 2024)
Allspring Global Dividend Opportunity Fund
(Exact name of registrant as specified in its charter)
Delaware	811-22005	20-8293094
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203
(Address of principal executive offices)		(Zip Code)
(800) 222-8222
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company		[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[ ]

Item 7.01 Regulation FD Disclosure.

Amended and Restated By-Laws. On April 16, 2024, the Board of Trustees of Allspring Global Dividend Opportunity Fund, a registered closed-end management investment company (the “Fund”), approved the adoption of the Amended and Restated By-Laws of the Fund (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated By-Laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSPRING GLOBAL DIVIDEND OPPORTUNITY FUND
By: /s/ Maureen E. Towle

Name: Maureen E. Towle
Title: Assistant Secretary
DATE: April 19, 2024

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